Income Taxes - Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Deferred tax assets:
Provision of allowance for doubtful accounts	$ 3,117	¥ 21,431		¥ 17,717
Accrued payroll and expenses and others	3,720	25,576		29,225
Net operating loss carryforward	10,057	69,150		27,726
Less: valuation allowance	(8,144)	(55,997)	$ (2,067)	(14,208)	¥ (11,402)	¥ (4,676)
Total deferred tax assets, net	8,750	60,160		60,460
Deferred tax liabilities:
Equity investments acquired in disposal of subsidiaries	191	1,312		1,312
Unrealized holding gain of available-for-sale debt investments	19,238	132,272
Amortizable intangible assets from acquisition of a subsidiary	1,073	7,376
Total deferred tax liabilities	20,502	140,960		¥ 1,312
Particle
Deferred tax liabilities:
Unrealized holding gain of available-for-sale debt investments	$ 19,200	¥ 132,300